Exhibit 10.11
SCHEDULE OF DIRECTOR AND OFFICER INDEMNIFICATION AGREEMENTS SUBSTANTIALLY IDENTICAL TO FORM OF DIRECTOR AND OFFICER INDEMNIFICATION AGREEMENT FILED AS EXHIBIT TO ANNUAL REPORT

In accordance with Instruction 2 to Item 601 of Regulation S-K, the Registrant has omitted filing the following Director and Officer Indemnification Agreements by and between Cactus, Inc. and the parties named below because they are substantially identical in all material respects to the form of Director and Officer Indemnification Agreement filed as Exhibit 10.11 to Cactus, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022:

1.Indemnification Agreement with Scott Bender, dated as of February 12, 2018
2.Indemnification Agreement with Joel Bender, dated as of February 12, 2018
3.Indemnification Agreement with Bruce Rothstein, dated as of February 12, 2018
4.Indemnification Agreement with Steven Bender dated as of February 12, 2018
5.Indemnification Agreement with Stephen Tadlock, dated as of February 12, 2018
6.Indemnification Agreement with John (Andy) O’Donnell, dated as of February 12, 2018
7.Indemnification Agreement with Michael McGovern, dated as of February 12, 2018
8.Indemnification Agreement with Alan Semple, dated as of February 12, 2018
9.Indemnification Agreement with Gary Rosenthal, dated as of February 12, 2018
10.Indemnification Agreement with Donna Anderson, dated as of December 9, 2019
11.Indemnification Agreement with Melissa Law, dated as of January 30, 2020
12.Indemnification Agreement with Tym Tombar, dated as of July 1, 2021
13.Indemnification Agreement with William Marsh, dated as of May 17, 2022